                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of report: September 15, 1997


                Volkswagen Credit Auto Receivables Corporation
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                   EXHIBITS

         Delaware                  33-80055              38-2748796
         --------                  --------              ----------
(State of incorporation)      (Commission File         (IRS Employer
                                    Number)           Identification No.)

                 3800 Hamlin Road, Auburn Hills Michigan 48326
                 ---------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (810) 340-5000

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended September 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation         Description                      Method of Filing
     -----------         -----------                      ----------------
     Exhibit 20     Report for the month ended         Filed with this report.
                    September 15, 1997 provided to
                    Chemical Bank, as trustee
                    under the Volkswagen
                    Credit Auto Master Trust,
                    Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Volkswagen Credit Auto Master Trust



                                   By:  Volkswagen Credit Auto
                                        Receivables Corporation


                                   By: /s/ Allen L. Strang
                                       --------------------------------
                                           Allen L. Strang
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VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
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                Distribution Date Statement: September 15, 1997



a.  Aggregate Amount of Collections                $248,588,987.33
    Aggregate Amount of Interest Collections       $  3,377,498.56
    Aggregate Amount of Principal Collections      $245,211,488.77
    Investment Proceeds                            $          0.00

b.  Series Allocation Percentage                           100.00%
    Floating Allocation Percentage                          80.90%
    Fixed Allocation Percentage                                N/A

c.  Total Amount Distributed on Series 1996-1      $  1,876,901.46

d.  Amount of Such Distribution
      Allocable to Principal on 1996-1             $          0.00

e.  Amount of Such Distribution
      Allocable to Interest on 1996-1              $  1,876,901.46

f.  Investor Default Amount                        $          0.00

g.  Draw Amount                                    $          0.00

h.  Investor Charge Offs                           $          0.00
    Amounts of Reimbursements                      $          0.00

i.  Monthly Servicing Fee                                    1.00%

j.  Expected Controlled Distribution Amount        $          0.00

k.  Invested Amount                                $348,614,120.52

l.  Pool Factor                                             94.17%

m.  Available Subordinated Amount                  $ 64,357,178.84

n.  Reserve Fund Balance                           $  1,875,000.00

o.  Principal Funding Account Balance              $          0.00
    Yield Supplement Account Balance               $  1,875,000.00